Exhibit 10.2

AMENDMENT NO. 1 TO SECURED PROMISSORY NOTE

Effective as of April 27, 2020, in consideration of an additional advance in the principal amount of $10,000,000 (the “Additional Advance”) by AG REIT Management, LLC (the “Noteholder”) to AG Mortgage Investment Trust, Inc. (the “Borrower”), that certain Secured Promissory Note made by the Borrower to the Noteholder on April 10, 2020 (the “Secured Promissory Note”) (terms defined therein being used herein as so defined), is hereby amended as follows:

1.The first paragraph of the legend is hereby deleted and replaced in its entirety with the following:
THIS NOTE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED IN THE MANNER AND TO THE EXTENT SET FORTH IN SECTION 4 BELOW AND THAT CERTAIN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF THE DATE HEREOF (AS AMENDED BY THAT CERTAIN AMENDMENT NO. 1 TO INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF APRIL 27, 2020, THE “INTERCREDITOR AGREEMENT”) AMONG THE NOTEHOLDER (AS DEFINED BELOW), WILMINGTON TRUST, NATIONAL ASSOCIATION AS AGENT FOR THE PARTICIPATING COUNTERPARTIES UNDER THE SECURITY AND COLLATERAL AGENCY AGREEMENT BY AND AMONG THE PARTICIPATING COUNTERPARTIES (IN SUCH CAPACITY, THE “COLLATERAL AGENT”), AND THE BORROWER TO THE OBLIGATIONS (INCLUDING INTEREST) OWED BY BORROWER AND THE GUARANTORS TO THE PARTICIPATING COUNTERPARTIES PURSUANT TO THE APPLICABLE AGREEMENTS (AS DEFINED IN THE FORBEARANCE AGREEMENT (AS DEFINED BELOW)); AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.
2.The principal amount of the Secured Promissory Note reflected on the right hand side of page 1 immediately below the restrictive legend shall read “$20,000,000”.
3.The first sentence of the first paragraph of the Secured Promissory Note is hereby amended so that the Borrower “promises to pay to the Noteholder, or its assigns, the sum of Twenty Million Dollars and 00/100 ($20,000,000)”.
4.The second sentence of the first paragraph of the Secured Promissory Note is hereby amended to delete “March 31, 2021 (the “Maturity Date”)” from clause (ii) of such sentence and replace it with “with respect to the Initial Advance, March 31, 2021, and with respect to the Additional Advance, July 27, 2020 (each such date with respect to such advance, the “Maturity Date” for such advance)”.
5.The second paragraph of the Secured Promissory Note is hereby deleted and replaced in its entirety with the following: “This Note, as amended by the Amendment dated April 27, 2020,

has been executed and delivered in exchange for the Noteholder’s delivery to the Borrower of $20,000,000.”
6.The definition of “Forbearance Agreement” in Section 1(v) of the Secured Promissory Note is hereby deleted and replaced in its entirety with the following: “Forbearance Agreement” means, collectively: (i) that certain Forbearance Agreement, dated as of the date hereof, by and among the Borrower, the Guarantors, and the Participating Counterparties; (ii) that certain Second Forbearance Agreement, dated as of April 27, 2020, by and among the Borrower, the Guarantors, and the Participating Counterparties; and (iii) any extension, amendment, modification, or supplement to either of the foregoing agreements;”
7.Section 2 of the Secured Promissory Note is hereby deleted and replaced in its entirety with the following: “Interest shall accrue on the unpaid principal balance of the $10,000,000 initial amount advanced by the Noteholder on April 10, 2020 (the “Initial Advance”) from such date until the payment in full of such Initial Advance at 6.0% per annum. The unpaid principal balance of the Additional Advance shall accrue interest from April 27, 2020 until the repayment in full of such Additional Advance at 6.0% per annum. Interest shall be payable monthly in kind through the addition of such accrued monthly interest to the outstanding principal balance of the Note. All accrued and unpaid interest on each of the Initial Advance and the Additional Advance shall be payable in full in cash on the applicable Maturity Date for each such advance.”
8.Section 7(ii) of the Secured Promissory Note is hereby deleted and replaced in its entirety with the following: “the termination of the Forbearance Agreement and commencement of exercise of remedies thereunder or under the First Lien Security Agreement by, or at the direction of, the Participating Counterparties;”.
9.Section 8 of the Secured Promissory Note is hereby deleted and replaced in its entirety with the following: “Prior to the termination of the Forbearance Agreement with the consent of Participating Counterparties for which amounts remain due under an Applicable Agreement and the termination of the Intercreditor Agreement in accordance with the terms thereof, unless consented to by the Required Counterparties (as defined in the Forbearance Agreement), neither the Borrower nor any Guarantor may prepay the principal amount of, or any accrued and unpaid interest with respect to, the Note. Thereafter, the Borrower may at any time prepay in whole or in part, without premium or penalty, the principal amount of, and accrued and unpaid interest with respect to, the Note.”
Except as expressly set forth herein, the Secured Promissory Note remains in full force and effect in accordance with its terms. The Borrower and the Guarantors hereby ratify, affirm, and approve all of the terms, covenants, and conditions of the Secured Promissory Note. The Guarantors acknowledge and agree that their respective joint and several guarantees of the entire principal balance of the Secured Promissory Note, as amended hereby, shall include the additional principal amount evidenced by this Amendment No. 1 to Secured Promissory Note.

The Borrower and Guarantors further acknowledge and agree that (a) their respective grants of a continuing security interest in and to all of its Collateral to the Noteholder, as set forth more fully under that certain Subordinated Security Agreement, remain in full force and effect and apply to the additional principal amount evidenced by this Amendment No. 1 to Secured Promissory Note and (b) the amount of the Secured Promissory Note, as amended hereby, and the Collateral securing such Note, remain subordinated pursuant to the terms of the Intercreditor Agreement, as amended.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the Borrower and each Guarantor has caused this Note to be issued this 27th day of April, 2020.

AG MORTGAGE INVESTMENT TRUST, INC., as Borrower
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT CMO, LLC, as a Guarantor
By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

By: AG MIT, LLC, as a Guarantor
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

By: GCAT 2020-23A, LLC, as a Guarantor
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: Authorized Signatory

By: GCAT 2020-23B, LLC, as a Guarantor

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: Authorized Signatory
AG MIT INTERNATIONAL LLC, as a Guarantor
By: AG MIT, LLC, its Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT CMO EC LLC, as a Guarantor
By: AG MIT RES LLC, its Sole Member
By: AG MIT CMO, LLC, its Sole Member
By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT RES LLC, as a Guarantor
By: AG MIT CMO, LLC, its Sole Member
By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT CREL III, LLC, as a Guarantor
By: AG MIT CMO, LLC, its Sole Member
By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT WFB1 2014 LLC, as a Guarantor
By: AG MIT WLG LLC, its Sole Member
By: AG MIT, LLC, its Sole Member
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT ARC, LLC, as a Guarantor
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT HC, L.L.C., as a Guarantor
By: AG MIT WLG LLC, its Sole Member
By: AG MIT, LLC, its Sole Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

AG MIT RPL TRS LLC, as a Guarantor
By: AG MORTGAGE INVESTMENT TRUST, INC., its Member
By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Agreed and Acknowledged:
AG REIT Management, LLC, as Noteholder
By: Angelo, Gordon & Co., L.P., its
Member
By: /s/ Frank Stadelmaier
Name: Frank Stadelmaier
Title: Chief Financial Officer
Address:
Frank Stadelmaier
Chief Operating Officer
Angelo, Gordon & Co. L.P.,
245 Park Avenue
New York, NY 10167
Email: FStadelmaier@angelogordon.com

With a copy, which shall not constitute notice, to:

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036-6745
Attn: Mark Volow
Email: mvolow@akingump.com